DREYFUS PENNSYLVANIA MUNICIPAL MONEY
      MARKET FUND


      SEMIANNUAL REPORT March 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       THE FUND

                                                           DREYFUS PENNSYLVANIA
                                                    MUNICIPAL MONEY MARKET FUND

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Pennsylvania Municipal Money Market Fund, covering the six-month period from October 1, 2001 through March 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Colleen Meehan.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for stocks and bonds, and tax-exempt money market yields have remained near historical lows.

Indeed, the financial markets' directions become clearer only when viewed from a perspective measured in years, not months or weeks. Although you may become excited about opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Portfolio Manager

HOW DID DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND PERFORM DURING THE PERIOD?

For the six-month period ended March 31, 2002, the fund produced a 1.19% annualized yield. Taking into account the effects of compounding, the fund produced an annualized effective yield of 1.20%.(1)

We attribute the fund' s performance to low prevailing interest rates, which caused tax-exempt money market yields to fall to historically low levels.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks as high a level of current income exempt from federal and Pennsylvania state taxes as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing the fund's investment approach, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high quality money market instruments that provide income exempt from federal and Pennsylvania state income taxes. Second, we actively manage the fund's weighted average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in Pennsylvania's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the weighted average maturity of the fund, which should position the fund to purchase new securities with higher yields. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which would tend to lengthen the fund' s weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund's weighted average maturity to maintain then
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

current yields for as long as we deem practical. At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

During the reporting period, the Federal Reserve Board (the "Fed") reduced short-term interest rates three times, reducing the benchmark federal funds rate to 1.75%, its lowest level since the 1960s. Yields on one-year tax-exempt notes fell to historically low levels in this environment.

In addition, tax-exempt money market yields declined in response to a highly volatile stock market, which caused a "flight to quality" among investors seeking an investment alternative for their assets. As a result, total assets invested in tax-exempt money market funds generally rose throughout the reporting period, creating additional downward pressure on yields.

Pennsylvania' s municipal bond market generally tracked the performance of the national market during the reporting period. As was the case for many states and municipalities, Pennsylvania' s state and local governments received less tax revenue than they had originally anticipated, creating budget shortfalls as the U.S. economy weakened. Accordingly, Pennsylvania municipalities issued more tax-exempt debt than during the same period one year earlier, and we expect to see a further rise in issuance later this year. However, because of its conservative fiscal management policies, our credit analysts believe that Pennsylvania is in better financial shape than many other states.

WHAT IS THE FUND'S CURRENT STRATEGY?

In this low interest-rate environment, we adjusted the fund's weighted average maturity at points that generally were longer than those of its peer group during the reporting period. Early in the reporting period, the fund's relatively long weighted average maturity proved advantageous because it enabled us to lock in higher, then current yields for as long as we deem practical while short-term interest rates fell. However, when it became clear that the Fed was not likely to reduce interest rates further, we reduced the fund's weighted average maturity to enhance our ability to capture higher yields as they become available.

In addition, we have maintained our focus on capital preservation and the maintenance of liquidity. We also have continued to strive to maintain a "laddered" portfolio, in which holdings mature in stages to help protect the fund against unexpected changes in interest rates. However, with yields on municipal notes currently at very low levels, we have recently focused primarily on commercial paper with three- to six-month maturities for the laddered portion of the fund. Otherwise, as existing holdings have matured, we have reinvested those proceeds in short-term securities at then current low yields. Of course, we may look to change our strategy and the fund's composition as market conditions develop.

April 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2002 (Unaudited)

                                                                                              Principal
TAX EXEMPT INVESTMENTS--98.9%                                                                 Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Allegheny County, GO Notes, Refunding

   5.25%, 10/1/2002 (Insured; FGIC)                                                             760,000                  771,423

Allegheny County Industrial Development Authority, VRDN:

  EDR (GlassPort Realty Limited Project) 1.60%

      (LOC; Huntington National Bank)                                                         1,000,000  (a)           1,000,000

   Health and Housing Facilities Revenue, Refunding

      (Longwood at Oakmont) 1.45%

      (Liquidity Facility; Fleet Bank and LOC; Asset Guaranty)                                1,550,000  (a)           1,550,000

Berwick Area Joint Sewer Authority, Sewer Revenue, Refunding

   4%, 10/15/2002 (Insured; MBIA)                                                               300,000                  302,703

Brandywine Heights Area School District, GO Notes

   Refunding 4%, 4/1/2002 (Insured; MBIA)                                                       585,000                  585,000

Bucks County Industrial Development Authority, IDR

  VRDN (Oxford Falls Project)

   1.71% (LOC; Household Finance Corp.)                                                         900,000  (a)             900,000

Chartiers Valley Industrial and Commercial Development

  Authority, Revenue, VRDN (Asbury Villas)

   1.55% (LOC; LaSalle Bank)                                                                  4,265,000  (a)           4,265,000

Chester County Health and Education Facilities Authority

   HR (Bryn Mawr Rehabilitation Hospital) 6.90%, 7/1/2002                                     1,000,000  (b)           1,032,857

Conestoga Valley School District, GO Notes

   3%, 5/1/2002 (Insured; FGIC)                                                                 575,000                  575,422

Dauphin County General Authority, Revenue, VRDN

  School District Pooled Financing Program 1.55%

  (Insured; AMBAC and Liquidity Facility: Bank of Nova

   Scotia and Commerzbank)                                                                    4,825,000  (a)           4,825,000

Delaware County Industrial Development Authority

  PCR, Refunding:

    CP (Exelon Generation Company, LLC Project)

         1.50%, 10/17/2002 (LOC; Bank One Corp.)                                              4,000,000                4,000,000

      VRDN (BP Exploration and Oil) 1.50%                                                     1,700,000  (a)           1,700,000

Delaware River Joint Toll Bridge Commission, Bridge Revenue:

   BAN 2.25%, 11/1/2002                                                                       1,500,000                1,502,650

   Refunding 6%, 7/1/2002 (Insured; FGIC)                                                       515,000                  519,844

Dowington Area School District, GO Notes, Refunding

   3.40%, 4/1/2002 (Insured; FSA)                                                               375,000                  375,000

Emmaus General Authority, Revenue, VRDN:

   1.55% (GIC; Goldman Sachs & Co.)                                                             700,000  (a)             700,000

   (Conewago School District)

      1.50% (LOC; Bayerische Landesbank)                                                      3,000,000  (a)           3,000,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

Emmaus General Authority, Revenue, VRDN (continued):

  Local Government Pool

      1.50% (LOC; Kredietbank)                                                                1,300,000  (a)           1,300,000

   (NorthHampton Area School District)

      1.50% (LOC; Kredietbank)                                                                1,500,000  (a)           1,500,000

   (Southern York County School District)

      1.50% (LOC; Kredietbank)                                                                1,400,000  (a)           1,400,000

   (Springfield School District)

      1.50% (LOC; Bayerische Landesbank)                                                      1,300,000  (a)           1,300,000

Greene Township Municipal Authority

  Franklin County Sewer Revenue

   2.75%, 6/1/2002 (Insured; FSA)                                                               165,000                  165,000

Harbor Creek School District, GO Notes, Refunding:

   3%, Series B, 8/1/2002 (Insured; FGIC)                                                       410,000                  411,146

   3%, Series C, 8/1/2002 (Insured; FGIC)                                                       455,000                  456,272

Lancaster County Hospital Authority, VRDN:

  Revenue (Health Center-Willow Valley Lakes)

      1.55% (Insured; MBIA and Liquidity Facility; PNC Bank)                                  3,125,000  (a)           3,125,000

   Senior Living Facilities Revenue (Quarryville Presbyterian)

      1.65% (LOC; Allfirst Bank)                                                              2,000,000  (a)           2,000,000

Lebanon County Health Facilities Authority, Revenue

  VRDN (ECC Retirement Village Project)

   1.55% (LOC; Northern Trust Company)                                                          600,000  (a)             600,000

Lehigh County Industrial Development Authority, Revenue

  VRDN (Cherrydale Farms Project)

   1.70% (LOC; First Union Bank)                                                              3,095,000  (a)           3,095,000

Manheim Township School District, GO Notes:

   4%, 5/1/2002 (Insured; FGIC)                                                                 705,000                  706,004

   Refunding 4%, 5/1/2002 (Insured; FGIC)                                                       350,000                  350,484

Mid Valley School District, GO Notes, Refunding

   4%, 6/1/2002 (Insured; FSA)                                                                  250,000                  250,720

MillCreek Township Water Authority

  Guaranteed Water Revenue

   3.35%, 5/1/2002 (Insured; FSA)                                                               375,000                  375,000

Montgomery County Industrial Development Authority:

  IDR, VRDN (Maintech Inc. & BTR LLC Project)

      1.70% (LOC; First Union Bank)                                                           2,000,000  (a)           2,000,000

   PCR, CP (Exelon Generation Project)

      1.35%, 6/7/2002 (LOC; Bank One Corp.)                                                   3,150,000                3,150,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

North Hampton County Industrial Development Authority

  IDR, VRDN:

    (Reale Associates Project)

         1.70% (LOC; First Union Bank)                                                        3,000,000  (a)           3,000,000

      (S&L Plastics Project)

         1.75% (LOC; Fleet Bank)                                                              3,750,000  (a)           3,750,000

Northern Cambria School District, GO Notes, Refunding

   4%, 9/1/2002 (Insured; FSA)                                                                  445,000                  448,205

Palmyra Area School District, GO Notes

   3.30%, 6/1/2002 (Insured; FGIC)                                                              345,000                  345,000

State of Pennsylvania, GO Notes:

   5%, 6/1/2002 (Insured; MBIA)                                                                 500,000                  503,066

   5%, 8/1/2002                                                                               3,250,000                3,283,847

   Refunding:

      4.875%, 5/1/2002                                                                        2,000,000                2,004,515

      5.125%, 9/15/2002 (Insured; AMBAC)                                                        100,000                  101,529

Pennsylvania Department of General Services, COP, Refunding

   3%, 11/1/2002 (Insured; FSA)                                                               1,660,000                1,667,650

Pennsylvania Economic Development Financing Authority

  Exempt Facilities Revenue, VRDN

  (Reliant Energy Seward Project)

   1.45% (LOC; Westdeutsche Landesbank)                                                       4,500,000  (a)           4,500,000

Pennsylvania Higher Educational Facilities Authority

  College and University Revenue

  (Association of Independent Colleges)

   3%, 11/1/2002 (LOC; Allied Irish Bank)                                                     1,300,000                1,307,267

Philadelphia Gas Works, Revenue

   CP 1.65%, 5/2/2002 (LOC; JP Morgan Chase Bank)                                             1,500,000                1,500,000

Philadelphia Hospitals and Higher Education Facilities

  Authority, HR:

    (Jefferson Health System)

         5%, 5/15/2002 (Insured; AMBAC)                                                         500,000                  501,710

      VRDN:

         (Children's Hospital Project)

            1.50% (Liquidity Facility; JP Morgan Chase Bank)                                  1,000,000  (a)           1,000,000

         (Wills Eye Hospital Project)

            1.55% (LOC; Chase Manhattan Bank)                                                 5,800,000  (a)           5,800,000

Philadelphia Municipal Authority, LR, Refunding

   4.95%, 11/15/2002 (Insured; FGIC)                                                            100,000                  101,901


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

Schuylkill County Industrial Development Authority
  RRR, Refunding

  VRDN (North Eastern Power Company)

   1.45% (LOC; Dexia CLF Finance Co.)                                                         2,450,000  (a)           2,450,000

Scranton-Lackawanna Health and Welfare Authority, LR

  VRDN, Merlots Program 1.63%

   (Insured; AMBAC and Liquidity Facility; Wachovia Bank)                                     3,500,000  (a)           3,500,000

South Western School District, York County, GO Notes

   4%, 4/1/2002 (Insured; FSA)                                                                  225,000                  225,000

Telford Industrial Development Authority, LR

  VRDN (Ridgetop Project)

   1.75% (LOC; Fleet Bank)                                                                    5,000,000  (a)           5,000,000

Union County Hospital Authority, HR

  VRDN (United Methodist Continuing Care)

   1.90% (LOC; Allfirst Bank)                                                                 1,000,000  (a)           1,000,000

Upper Dauphin Industrial Development Authority, HR

  VRDN (United Church of Christ Homes)

   1.58% (LOC; First Tennessee Bank)                                                          3,000,000  (a)           3,000,000

County of York, GO Notes, TRAN

   1.70%, 7/31/2002                                                                           1,000,000                1,000,825
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $95,780,036)                                                               98.9%              95,780,040

CASH AND RECEIVABLES (NET)                                                                          1.1%               1,087,537

NET ASSETS                                                                                        100.0%              96,867,577




                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                American Municipal Bond
                          Assurance Corporation

BAN                  Bond Anticipation Notes

COP                  Certificate of Participation

CP                   Commercial Paper

EDR                  Economic Development Revenue

FGIC                 Financial Guaranty Insurance
                          Company

FSA                  Financial Security Assurance

GIC                  Guaranteed Investment Contract

GO                   General Obligation

HR                   Hospital Revenue

IDR                  Industrial Development Revenue

LOC                  Letter of Credit

LR                   Lease Revenue

MBIA                 Municipal Bond Investors Assurance
                          Insurance Corporation

PCR                  Pollution Control Revenue

RRR                  Resources Recovery Revenue

TRAN                 Tax and Revenue Anticipation Notes

VRDN                 Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1                      SP1+/SP1, A1+/A1                                 63.4

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                       20.7

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    15.9

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  95,780,036  95,780,040

Cash                                                                  1,818,537

Interest receivable                                                     342,388

Prepaid expenses                                                         24,162

                                                                     97,965,127
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            46,556

Payable for investment securities purchased                           1,023,013

Accrued expenses                                                         27,981

                                                                      1,097,550
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       96,867,577
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      96,870,296

Accumulated net realized gain (loss) on investments                      (2,723)

Accumulated gross unrealized appreciation on investments                      4
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       96,867,577
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     96,870,296

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                        940,702

EXPENSES:

Management fee--Note 2(a)                                              247,757

Shareholder servicing costs--Note 2(b)                                  42,369

Legal fees                                                              19,645

Auditing fees                                                           12,293

Prospectus and shareholders' reports                                     7,371

Custodian fees                                                           6,044

Registration fees                                                        5,977

Trustees' fees and expenses--Note 2(c)                                   5,206

Miscellaneous                                                            4,861

TOTAL EXPENSES                                                         351,523

INVESTMENT INCOME--NET                                                 589,179
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                    735

Net unrealized appreciation (depreciation) on investments                   71

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     806

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   589,985

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2002            Year Ended
                                               (Unaudited)   September 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            589,179             2,961,890

Net realized gain (loss) from investments             735                24,069

Net unrealized appreciation (depreciation)
   of investments                                      71               (14,486)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      589,985             2,971,473
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                           (589,179)           (2,961,890)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                  64,540,672           114,850,502

Dividends reinvested                              564,556             2,839,930

Cost of shares redeemed                       (63,157,974)         (115,838,245)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             1,947,254             1,852,187

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,948,060             1,861,770
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            94,919,517            93,057,747

END OF PERIOD                                  96,867,577            94,919,517

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                      Year Ended September 30,
                                             Six Months Ended  -------------------------------------------------------------------
                                              March 31, 2002
                                              (Unaudited)            2001          2000          1999           1998          1997
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                              1.00             1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                              .006             .029          .033          .026           .030          .030

Distributions:

Dividends from investment
   income--net                                     (.006)           (.029)        (.033)        (.026)         (.030)        (.030)

Net asset value, end of period                      1.00             1.00          1.00          1.00           1.00          1.00
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    1.18(a)          2.95          3.32          2.60           3.05          3.03
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .71(a)           .65           .67           .65            .65           .66

Ratio of net investment income
   to average net assets                            1.19(a)          2.91          3.25          2.57           3.01          2.99
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    96,868           94,920        93,058       103,298        126,798       131,051

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Pennsylvania Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ("the Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premium and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Under the terms of the custody agreement, the fund received net earnings credits of $8,400 during the period ended March 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,500 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2001. If not applied, the carryover expires in fiscal 2007.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2002, the fund was charged $20,425 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $18,241 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

                                                           FOR MORE INFORMATION

                        DREYFUS
                        PENNSYLVANIA MUNICIPAL MONEY
                        MARKET FUND
                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        The Bank Of New York
                        15 Broad Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  104SA0302